Exhibit 10.2

ELANDIA INTERNATIONAL INC.

a Delaware corporation

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 5, 2008 (the “Agreement”), is entered into by and among eLandia International Inc., a Delaware corporation (the “Company”), and Stanford International Bank Ltd., a banking corporation organized under the laws of Antigua and Barbuda (the “Investor”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement (as hereinafter defined);

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investor and the Company have executed that certain Third Amendment to Preferred Stock Purchase Agreement and First Amendment to Credit Agreement (the “Amendment”), which amends certain of the terms of that (i) Preferred Stock Purchase Agreement, dated as of February 20, 2008, by and between the Investor and the Company, as amended (the “Purchase Agreement”) and (ii) Credit Agreement, dated as of July 21, 2008, by and between the Investor and the Company (the “Credit Agreement”);

WHEREAS, pursuant to the terms of (i) the Purchase Agreement, the Investor has agreed to purchase certain shares of the Company’s Series B Convertible Preferred Stock, $.00001 par value per share (the “Series B Preferred Stock”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $.00001 (the “Common Stock”), and (ii) the Credit Agreement and the Convertible Secured Promissory Note issuable thereunder (the “Note”), the Investor may elect to convert all principal and interest owed pursuant to the Note into shares of Common Stock in accordance with the terms of the Note; and

WHEREAS, the Company desires to grant to the Investor and each Holder (as defined below) the registration rights set forth herein with respect to the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and/or the amounts outstanding under the Note (collectively, the “Conversion Shares”), the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), the shares of Common Stock issuable upon the exercise of the warrants issuable in the event of a registration default pursuant to Section 4(g) (the “Default Warrant Shares”) and the shares of Common Stock issued as a dividend or other distribution with respect to the Conversion Shares, Warrant Shares or Default Warrant Shares (the “Distribution Shares”) (all of the Conversion Shares, the Warrant Shares, the Default Warrant Shares and the Distribution Shares, collectively and interchangeably, are referred to herein as the “Securities”).

NOW, THEREFORE, the parties hereto mutually agree as follows:

1. CERTAIN DEFINITIONS

As used herein the term “Registrable Security(ies)” means the Securities until the later of (i) the Registration Statement (as defined below) has been declared effective by the Securities and Exchange Commission (the “Commission”), and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (“Rule 144”) (or any similar provision then in force) under the Securities Act of 1933, as amended (the “Securities Act”) are met, and (iii) such time as, in the opinion of counsel to the Company reasonably satisfactory to the Investor and upon delivery to the Investor of such executed opinion, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144 (or any similar provision then in effect). In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement. As used herein the term “Holder” means any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 10 hereof. As used herein “Trading Day” shall mean any business day on which the market on which the Common Stock trades is open for business.

2. RESTRICTIONS ON TRANSFER

The Investor acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are “restricted securities” as defined in Rule 144 and that no disposition or transfer of the Securities may be made by the Investor without registration under the Securities Act unless pursuant to an exemption from such registration.

3. COMPLIANCE WITH REPORTING REQUIREMENTS

With a view to making available to the Investor the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at any time permit the holders of the Securities to sell securities of the Company to the public pursuant to Rule 144, the Company agrees to:

(a) comply with the provisions of paragraph (c)(1) of Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required to be filed with the Commission pursuant to Section 13 or 15(d) under the Securities Exchange Act of 1934 (the “Exchange Act”) by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements; and

(c) Upon request by any Holder or the Company’s transfer agent, the Company shall provide an opinion of counsel, which opinion shall be reasonably acceptable to the Holder and/or the Company’s transfer agent, that such Holder has complied with the applicable conditions of Rule 144 (or any similar provision then in force).

4. REGISTRATION RIGHTS WITH RESPECT TO THE REGISTRABLE SECURITIES

(a) At any time after the date hereof, if one or more Holders that own an aggregate of twenty percent (20%) or more of the Registrable Securities then outstanding (the “Demanding Holders”) shall make a written request to the Company (the “Demand Registration Notice”), the Company shall cause there to be filed with the Commission within ninety (90) days of such Demand

Registration Notice (the “Filing Deadline”), a registration statement (on Form S-1 or SB-2, or other appropriate registration statement form) under the Securities Act (the “Initial Registration Statement”), and each Demanding Holder shall be entitled to have included therein all or such number of such Demanding Holder’s Registrable Securities indicated on the Demand Registration Notice. Whenever the Company shall have received a Demand Registration Notice, the Company shall promptly give written notice of such proposed registration to all Holders. Any such Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder’s Registrable Shares, or any portion thereof designated by such Holder, be included in the Initial Registration Statement.

(b) The Company shall use its best efforts to cause the Initial Registration Statement and any other registration statement required to be filed by the Company hereunder (the Initial Registration Statement and any such subsequent registration statement, each a “Registration Statement”) to become effective as soon as practical following the filing of such Registration Statement (the date on which such Registration Statement becomes effective, the “Effective Date”). The Company will notify the Holders and its transfer agent of the effectiveness of any Registration Statement within one Trading Day of such Effective Date.

(c) The Company will maintain any Registration Statement or post-effective amendment filed under this Section 4 effective under the Securities Act until the earlier of (i) the date that none of the Registrable Securities covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (iii) the date all the Holders receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holders, that all of the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, or (iv) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

(d) Notwithstanding anything contained herein, in the event that the Commission requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw the initial Registration Statement and refile a new Registration Statement in order to rely on Rule 415) only such limited portion of the Registrable Securities as the Commission shall permit. Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities.” To the extent Cut Back Securities exist, as soon as may be permitted by the Commission, the Company shall be required to file a Registration Statement covering the resale of the Cut Back Securities and shall use best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter.

(e) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under this Section 4 and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company. The Company shall also reimburse the fees and expenses of counsel to the Holders incurred in connection with such counsel’s review of any Registration Statement and advice concerning such Registration Statement and its filing subject to a cap of $50,000. The Holders shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered. The Holders and their counsel shall have a reasonable period, not to exceed 15 Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Holders with copies of any comment letters received from the Commission with respect thereto within two Trading Days of receipt thereof. The Company shall qualify any of the Registrable Securities for sale in such states as the Holders reasonably designate and shall furnish indemnification in the manner provided in Section 7 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the Holders, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each Holder with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by any of the Holders.

(f) The Company shall not be required by this Section 4 to include the Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holders and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holders and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not “restricted securities,” as defined in Rule 144.

(g) If: (i) the Initial Registration Statement is not filed on or prior to the Filing Deadline (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by the terms of this Agreement, the Company shall not be deemed to have satisfied this clause (i)), or (ii) after the Effective Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities for more than 30 consecutive calendar days or more than an aggregate of 40 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as a “Registration Default”), then the Company will issue to each of the Holders as of the first day of such Registration Default and for every consecutive quarter in which such Registration Default is occurring, as liquidated damages, and not as a penalty, warrants equal to ten percent (10%) of the Warrants issued to the Holders pursuant to the Purchase Agreement (“Default Warrants”), with the same exercise price and otherwise in the form of the Warrant attached as Exhibit B to the Purchase Agreement, until such corresponding Registration Default no longer exists; provided, however, that the issuance of such Default Warrants shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section.

If the Company does not issue the Default Warrants to the Holders as set forth above, the Company will pay any Holder’s reasonable costs of any action in a court of law to cause compliance with this Section 4(g), including reasonable attorneys’ fees, in addition to the Default Warrants. The registration of the Registrable Securities pursuant to this Section shall not affect or limit a Holder’s other rights or remedies as set forth in this Agreement.

(h) Except as required by the terms of this Agreement, the Company shall be precluded from filing any registration statement (whether for its own account or for the account of others) without the prior written consent of the Holders.

5. COOPERATION WITH COMPANY

Each Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding such Holder and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Holder to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Registrable Securities which the Commission will permit to be registered without naming any Holder as underwriters. Any delay or delays caused by a Holder by failure to cooperate as required hereunder shall not constitute a Registration Default as to such Holder.

6. REGISTRATION PROCEDURES

If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holders’ assistance and cooperation as reasonably required with respect to each Registration Statement:

(a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement whenever any of the Holder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registrable Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b) (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holders as required by Section 4(d) and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose; (ii) furnish to each of the Holders such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as any of the Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder; and (iii) provide to the Holders copies of any comments and communications from the Commission relating to the Registration Statement, if lawful to do so;

(c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as any of the Holders shall reasonably request (subject to the limitations set forth in Section 4(d) above), and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Holder;

(d) list such Registrable Securities on the markets where the Common Stock of the Company is listed as of the effective date of the Registration Statement, if the listing of such Registrable Securities is then permitted under the rules of such markets;

(e) notify the Holders at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 6(a) as quickly as reasonably possible and during such period, the Holders shall not make any sales of Registrable Securities pursuant to the Registration Statement;

(f) after becoming aware of such event, notify each of the Holders who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(g) cooperate with the Holders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as any of the Holders reasonably may request and registered in such names as any of the Holders may request; and, within three Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

(h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

(i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and

(j) maintain a transfer agent and registrar for the Common Stock.

7. INDEMNIFICATION

(a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless each of the Holders, each person, if any, who controls any of the Holders within the meaning of the Securities Act, and each director, officer, shareholder, employee, agent, representative, accountant or attorney of the foregoing (each of such indemnified parties, a “Distributing Holder”) against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees and expenses), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, its counsel, or affiliates, specifically for use in the preparation thereof or (ii) by such Distributing Holder’s failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) To the maximum extent permitted by law, each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, its counsel or affiliates, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holder may otherwise have under this Agreement. Notwithstanding anything to the contrary herein, the Distributing Holder shall be liable under this Section 7(b) for only that amount as does not exceed the net proceeds to such Distributing Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties shall have the right to employ one or more separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any interpleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys’ fees and expenses) shall be paid to the indemnified party, as incurred, within 10 Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

8. CONTRIBUTION

In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 7 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 7 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 8, in no event shall (i) any of the Distributing Holders be required to undertake liability to any person under this Section 8 for any amounts in excess of the dollar amount of the proceeds received by such Distributing Holder from the sale of such Distributing Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) any underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

9. NOTICES

Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

Company:	eLandia International Inc.
133 Sevilla Avenue
Coral Gables, Florida 33134

Attention: Harley L. Rollins, Chief Financial Officer
Telephone: 305-415-8830
Facsimile: 786-413-1913

Investor:	Stanford International Bank Ltd.
No. 11 Pavilion Drive
St. John’s, Antigua
West Indies
Attention: James M. Davis, Chief Financial Officer

10. ASSIGNMENT

The registration rights granted to any Holder under this Agreement may be transferred or assigned provided the transferee is bound by the terms of this Agreement and the Company is given written notice of such transfer or assignment.

11. ADDITIONAL COVENANTS OF THE COMPANY

For so long as it shall be required to maintain the effectiveness of the Registration Statement, it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of the applicable form.

12. CONFLICTING AGREEMENTS

The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

13. GOVERNING LAW; JURISDICTION

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to its principles of conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any party in the federal courts of Florida or the state courts of the State of Florida, and each of the parties consents to the jurisdiction of such courts and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

14. MISCELLANEOUS

(a) Entire Agreement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, together with the other Primary Documents, including any certificate, schedule, exhibit or other document delivered pursuant to their terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

(b) Amendments. This Agreement may not be amended except by an instrument in writing signed by the party to be charged with enforcement.

(c) Waiver. No waiver of any provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

(d) Construction. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

(e) Binding Effect of Agreement. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Securities.

(f) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

(g) Attorneys’ Fees. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys’ fees.

(h) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

(i) Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first written above.

ELANDIA INTERNATIONAL INC.

By:	/s/ Pedro R. Pizarro
Pedro R. Pizarro
President & CEO

STANFORD INTERNATIONAL BANK LTD.

By:	/s/ James M .Davis
James M. Davis
Chief Financial Officer

[SIGNATURE PAGE – REGISTRATION RIGHTS AGREEMENT]

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